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                                                                    EXHIBIT 10.1
                           K-TRON INTERNATIONAL, INC.
                         SELLING SHAREHOLDER AGREEMENT


         This Selling Shareholder Agreement (the "Agreement") is made and entered into between K-Tron International, Inc., a New Jersey corporation (the "Company"), and Johannes Wirth (the "Selling Shareholder").

         WHEREAS, the Selling Shareholder wishes to have the Company register 150,000 shares of the Common Stock, $.01 par value per share, of the Company (the "Common Stock") beneficially owned by him so that he may sell such shares from time to time;

         WHEREAS, the Company has indicated that it is willing to prepare and cause to be filed with the Securities and Exchange Commission a registration statement on Form S-3 with respect to such shares (the "Registration Statement") provided that it receives certain undertakings from the Selling Shareholder; and

         WHEREAS, in connection with the filing of the Registration Statement, the Company needs to obtain certain information from the Selling Shareholder, and the parties desire to enter into other agreements as set forth herein;

         NOW, THEREFORE, in consideration of, and reliance upon, the respective representations, warranties and agreements herein contained, and intending to be legally bound, it is hereby agreed as follows:

         1.      Information With Respect to the Selling Shareholder.

                 The Selling Shareholder hereby represents and warrants to the Company that the following information is correct:

                 (a)      Address and Telephone Number:

                          SONNENBERGSTRASSE 55
                          CH-8032 ZURICH
                          SWITZERLAND
                          011-41-1-251-1510

                 (b)      Number of Shares of Common Stock owned
beneficially(*/) by the Selling Shareholder:

                                       247,400





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*/See Schedule I attached hereto for certain definitions.
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                 (c)      Number of Shares of Common Stock to be registered for
the account of the Selling Shareholder:

                                           150,000

                 (d) There are no present arrangements with respect to the disposition of the shares of Common Stock to be registered for the Selling Shareholder's account.

         2. Representations of Selling Shareholder. The Selling Shareholder hereby represents and warrants to and agrees with the Company that:

                 (a) All information specifically with respect to the Selling Shareholder furnished to the Company by or on behalf of the Selling Shareholder for use in connection with the preparation of the Registration Statement (including information incorporated by reference in the Registration Statement from each report filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall be true and correct in all material respects and shall not omit any material fact necessary to make such information not misleading.

                 (b) The Selling Shareholder will review carefully the Registration Statement and each amendment thereto upon receipt thereof from the Company and will promptly advise the Company in writing if:

                          (i)     the name and address of the Selling
                 Shareholder (if required to be disclosed) is not properly set forth in each prospectus (the "Prospectus") contained in the Registration Statement at the time it becomes effective or in the form first filed on behalf of the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act");

                          (ii) in addition to the matters disclosed in the Prospectus, the Selling Shareholder has, or has had within the past three years, a material relationship(**/) with the Company or with any of its officers or directors;

                          (iii) the Selling Shareholder knows of any reason why he cannot represent that (A) all information furnished to the Company by or on behalf of the Selling Shareholder specifically with respect to the Selling Shareholder for use in connection with the Registration Statement or the Prospectus (including information incorporated by reference therein) is true and correct in all material respects; (B) the Selling Shareholder is not aware of any misstatement of any material fact necessary in order to make the statements in the Registration Statement or the Prospectus not misleading; and
                 (C) the Selling Shareholder has





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**/See Schedule I attached hereto for certain definitions.

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                 no knowledge of any material adverse information with regard to the current or prospective operations of the Company which is not disclosed in the Registration Statement or the Prospectus;

                          (iv)    the Selling Shareholder knows of any
                 arrangements made or to be made by any person, or of any transaction already effected, (A) to limit or restrict the sale of the shares of the Common Stock during the period of the public distribution or (B) to stabilize the market for the Common Stock; or

                          (v) the Selling Shareholder has entered into any material arrangement with a broker-dealer for the sale of shares of Common Stock through a cross or block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer.

                 (c) The Selling Shareholder has received a copy of the Registration Statement No. 333-___________ as filed with the Securities and Exchange Commission on ___________, 1996. Except as described below, the Selling Shareholder does not have knowledge of any material information with regard to the current or prospective operations of the Company or its subsidiaries or any material relationship with the Company or any of its officers or directors which is not disclosed in such Registration Statement.

                 (d) The Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Common Stock other than the Prospectus or other material permitted by the Securities Act.

                 (e) During such times as the Selling Shareholder may be deemed to be engaged in a distribution of the Common Stock and therefore an "underwriter" under the Securities Act, the Selling Shareholder will comply with Rules 10b-2, 10b-6 and 10b-7 under the Exchange Act, and therefore will, among other things:

                          (i) not engage in any stabilization activities in connection with the Common Stock;

                          (ii) furnish each broker-dealer through which shares of Common Stock may be offered, such copies of the Prospectus, as amended from time to time, as may be required by such broker-dealer; and

                          (iii) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

                 (f) All expenses incurred in connection with the preparation of the Registration Statement, including all registration, filing and qualification fees, legal fees for





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counsel to the Company (including fees and expenses incurred in connection with the preparation of this Agreement), accounting fees and any commissions or other fees payable to broker-dealers in connection with any sale of shares of Common Stock shall be borne by the Selling Shareholder.

                 (g) To assist the Company in qualifying the Common Stock for sale under applicable state securities laws, the Selling Shareholder will advise the Company of each jurisdiction in which he intends to sell any or all of the shares of Common Stock registered for his account.

         3. Representations of the Company. The Company hereby represents and warrants to and agrees with the Selling Shareholder that the Company shall furnish to the Selling Shareholder, at the request of the Selling Shareholder, such reasonable number of copies of each Prospectus in conformity with the Securities Act, and such other documents as are normally requested by selling shareholders, to facilitate the public offering of the shares of Common Stock registered on behalf of the Selling Shareholder by the Registration Statement.

         4. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless the Selling Shareholder and each person, if any, who may be deemed to be an "Underwriter" within the meaning of the Securities Act (an "Underwriter") from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Selling Shareholder or any such Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the Registration Statement as amended or supplemented (including information incorporated by reference therein), or in any other application or document executed by the Company specifically for the purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Common Stock under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Selling Shareholder or such Underwriter and any such Underwriter for any legal and other expenses reasonably incurred by the Selling Shareholder in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action upon receipt of vouchers or statements fairly evidencing such expenses; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus or any amendment or supplement thereto (including information incorporated by reference therein) or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder or any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Selling Shareholder or any Underwriter.





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                 (b)      The Selling Shareholder and each Underwriter, if any,
shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and any person who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, or any action in respect thereof to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the Registration Statement as amended or supplemented (including information incorporated by reference therein), or in any Blue Sky Application, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder or any Underwriter specifically for inclusion therein, and shall reimburse the Company for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action upon receipt of vouchers or statements fairly evidencing such expenses. The foregoing indemnity agreement is in addition to any liability which the Selling Shareholder or any Underwriter may otherwise have to the Company, or any of its directors, officers or controlling persons.

                 (c) Promptly after receipt by an indemnified party under this Section 4 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party in writing of the claim or the commencement of that action. The failure to so notify the indemnifying party shall relieve the indemnifying party of liability under this Section 4 to the extent the indemnifying party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 4. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 4 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the named parties to any such action (including any impleaded parties) include an indemnified and an indemnifying party and the indemnified party has been advised in writing by separate counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, and the indemnifying party shall pay as





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incurred the fees and expenses of the counsel retained by the indemnified party. It is understood, however, that the indemnifying party shall not, in connection with any one such claim or action, or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one such separate firm of attorneys for all the indemnified parties and their respective controlling persons, which firm shall be designated in writing by the indemnified parties. An indemnifying party shall not be obligated to reimburse an indemnified party hereunder for any amount paid to effect settlement of any action or claim unless such settlement shall have been consented to in writing by the indemnifying party or unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 4 shall for any reason be unavailable to an indemnified party under Section 4(a) or 4(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Shareholder or any Underwriter on the other from the offering of the Common Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Shareholder or any Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Shareholder or any Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Common Stock (before deducting expenses) received by each party bear to the total proceeds. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder or any Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholder or any Underwriter agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof referred to above in this Section shall be deemed to include, for purposes of this Section, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be





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entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought. The failure to so notify such party or parties shall relieve the party from whom contribution may be sought under this Section 4 to the extent that the party from whom contribution is sought is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such omission, but the failure to so notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have otherwise than under this Section.

                 (e) The Selling Shareholder confirms that the statements with respect to the public offering of the Common Stock set forth under the caption "Selling Shareholder" in the Prospectus, and the statements with respect to the Selling Shareholder contained in any Exchange Act report incorporated by reference therein, are correct and constitute the written information furnished by or on behalf of the Selling Shareholder referred to in Sections 4(a) and 4(b) hereof.

                 (f) The indemnity and contribution agreements contained in this Section and the representations, warranties and agreements of the Selling Shareholder in Sections 1 and 2 shall survive the sale of the Common Stock registered by the Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         5. Notices. All notices and other communications required or permitted under this Agreement shall be made in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Selling Shareholder, at the address listed in Section 1(a) above, or at such other address as the Selling Shareholder shall have furnished to the Company, or (b) if to the Company, at its executive offices at Routes 55 and 553, P.O. Box 888, Pitman, New Jersey 08071 and addressed to the attention of Robert L. Weinberg, Senior Executive Vice President and Chief Financial Officer, or at such other address as the Company shall have furnished to the Selling Shareholder.

         6. New Jersey Law to Govern. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New Jersey.





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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement on the dates written below and it shall be effective when signed by both parties.


                           K-TRON INTERNATIONAL, INC.



Date:                      By:
                              ---------------------------------------
                              Leo C. Beebe
                              Chairman and Chief Executive Officer



                           SELLING SHAREHOLDER



Date:                      By:
                              ---------------------------------------
                              Johannes Wirth





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                                                                      Schedule I

                              CERTAIN DEFINITIONS


                 "Beneficially," when used in connection with the ownership of securities, means (a) any interest in a security which entitles a party to any of the rights or benefits of ownership even though such party may not be the owner of record or (b) securities owned by such party directly or indirectly, including those held by him for his own benefit (regardless of how registered) and securities held by others for his benefit (regardless of how registered), such as by custodians, brokers, nominees, pledgees, etc., and including securities held by an estate or trust in which such party has an interest as legatee or beneficiary, securities owned by a partnership of which such party is a partner, securities held by a personal holding company of which such party is a shareholder, etc., and securities held in the name of such party's spouse, minor children and any relative sharing the same home. A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares:

                          (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

                          (2) investment power which includes the power to dispose, or to direct the disposition, of such security.


                 "Material Relationship" should be understood in its broadest sense. Generally, the term "material relationship" should be deemed to include any relationship which tends to prevent arms-length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. For example, a party would be deemed to have such a relationship with any organization of which he is an officer, director, trustee or partner or in which he owns, directly or indirectly, 10% or more of the outstanding voting stock, or in which he has some other substantial interest, and with any person or organization with whom he has, or with whom any relative or spouse (or any other person or organization as to which he has any of the foregoing other relationships) has, a contractual relationship.